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                                                                    Exhibit 10.6

                                                               EXECUTION VERSION

                     AMENDED AND RESTATED SECURITY AGREEMENT

          THIS AMENDED AND RESTATED SECURITY AGREEMENT (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement"), dated as of March 30, 2007, is made by DYNAMIC DETAILS, INCORPORATED, a California corporation ("Details"), DYNAMIC DETAILS INCORPORATED, VIRGINIA, a Delaware corporation ("Virginia"), DYNAMIC DETAILS INCORPORATED, SILICON VALLEY, a Delaware corporation ("Valley"), DDi SALES CORP., a Delaware corporation ("Sales"), SOVEREIGN CIRCUITS, INC., an Ohio corporation ("Sovereign Inc."), SOVEREIGN FLEX PRODUCTS LLC, an Ohio limited liability company ("Sovereign Flex" and together with Sovereign Inc., Details, Virginia, Valley and Sales are collectively referred to herein as "Borrowers" and individually as a "Borrower"), LAMINATE TECHNOLOGY CORP., a Delaware corporation ("Laminate" and together with Details, Virginia and Valley are sometimes collectively referred to herein as, "Original Borrowers"), DYNAMIC DETAILS INCORPORATED, COLORADO SPRINGS, a Colorado corporation ("Colorado"), DYNAMIC DETAILS TEXAS, LLC, a Delaware limited liability company ("Texas"), DDI-TEXAS INTERMEDIATE PARTNERS II, L.L.C., a Delaware limited liability company ("DTIP"), DDI-TEXAS INTERMEDIATE HOLDINGS II, L.L.C., a Delaware limited liability company ("DTIH"), DYNAMIC DETAILS, L.P., a Delaware limited partnership ("DDLP" and together with, Laminate, Colorado, Texas, DTIP and DTIH are sometimes collectively referred to herein as "Guarantors" and individually as a "Guarantor") (Borrowers and Guarantors are sometimes collectively referred to herein as "Grantors" and individually as a "Grantor"), in favor of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as agent (in such capacity, "Agent") for the lenders ("Lenders") from time to time party to the Credit Agreement (as defined below).

                                    RECITALS

          A. Borrowers, Guarantors, and certain affiliates, Agent and Lenders are parties to that certain Amended and Restated Credit Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, including all annexes, exhibits and schedules thereto, the "Credit Agreement") of even date herewith, which Credit Agreement amends and restates in its entirety the Credit Agreement (as amended) (the "Original Credit Agreement") dated as of March 30, 2004 and entered into by and among the Original Borrowers, Guarantors, Agent and Lenders (the "Loan Parties").

          B. Pursuant to the Credit Agreement, Lenders have agreed to extend certain additional financial accommodations to or for the direct or indirect benefit of Grantors and to maintain and make Loans under the Original Credit Agreement.

          C. In order to induce Agent and Lenders to enter into the Credit Agreement and to secure the Obligations of Grantors, Grantors have agreed to grant a continuing Lien on the Collateral (as defined below) in favor of Agent, for the benefit of Agent and Lenders, in accordance with the terms hereof and pursuant thereto to amend and restate in its entirety and continue the effectiveness of the Security Agreement (as amended) (the "Original Security Agreement") dated as of March 30, 2004 and entered into by and among the Loan Parties in favor of Agent, for the benefit of Agents and Lenders, to secure the Obligations (as defined in the Original Security Agreement). These recitals shall be construed as part of this Security Agreement.


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                                    AGREEMENT

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantors and Agent agree as follows:

     1. DEFINED TERMS.

          (a) Unless otherwise defined herein, capitalized terms or matters of construction defined or established in ANNEX A to the Credit Agreement shall be applied herein as defined or established therein. All other undefined terms contained in this Security Agreement, unless the context indicates otherwise, shall have the meanings provided for by the Code to the extent the same are used or defined therein.

          (b) "Uniform Commercial Code jurisdiction" means any jurisdiction that has adopted all or substantially all of Article 9 as contained in the 2000 Official Text of the Uniform Commercial Code, as recommended by the National Conference of Commissioners on Uniform State Laws and the American Law Institute, together with any subsequent amendments or modifications to the Official Text.

     2. GRANT OF LIEN.

          (a) To secure the prompt and complete payment, performance and observance of all of the Obligations (specifically including, without limitation, each Borrower's Obligations arising under the cross-guaranty provisions of Section 12 of the Credit Agreement and each Guarantor's obligations arising under the Guaranties), each Grantor hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to Agent, for the benefit of Agent and Lenders, and each Grantor hereby confirms the existing and continuing grant, conveyance, mortgage, pledge, hypothecation, and transfer to Agent, for the benefit of Agent and Lenders of, a Lien upon all of its right, title and interest in, to and under the following personal property of such Grantor, whether now owned by or owing to, or hereafter acquired by or arising in favor of, such Grantor (including under any trade names, styles or derivations thereof), and whether owned by or consigned by or to, or leased from or to, such Grantor, and regardless of where located (all of which being hereinafter collectively referred to as the "Collateral"):

               (i)  all Accounts;

               (ii) all Chattel Paper;

               (iii) all Contracts;

               (iv) all Deposit Accounts, including all Blocked Accounts,
                    Concentration Accounts, Disbursement Accounts, and all other bank accounts and all funds on deposit therein;

               (v)  all Documents;

                                         AMENDED AND RESTATED SECURITY AGREEMENT


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               (vi) all General Intangibles (including payment intangibles and
                    Software);

               (vii) all Goods (including Fixtures and Inventory but excluding
                    Equipment,);

               (viii) all Instruments;

               (ix) all Investment Property;

               (x)  all Letter-of-Credit Rights;

               (xi) all money, cash or cash equivalents;

               (xii) all Supporting Obligations;

               (xiii) the commercial tort claims set forth on Annex A hereto;
                    and

               (xiv) to the extent not otherwise included in the foregoing, all
                    Proceeds, products, tort claims, insurance claims and other rights to payment and all accessions to, substitutions and replacements for, and rents and profits of, each of the foregoing.

Notwithstanding the generality of the foregoing, the "Collateral" shall not include (1) any intent-to-use Trademark applications until a verified statement of use is filed with the United States Patent and Trademark Office, or (2) any Excluded Assets, but will include any Accounts arising thereunder.

          (b) In addition, to secure the prompt and complete payment, performance and observance of the Obligations and in order to induce Agent and Lenders as aforesaid, each Grantor hereby grants to Agent, for the benefit of Agent and Lenders, a right of setoff against the property of such Grantor held by Agent or any Lender in accordance with the Credit Agreement, including all property described above in SECTION 2(A) now or hereafter in the possession or custody of, or in transit to, Agent or any Lender, for any purpose (including safekeeping, collection or pledge), for the account of such Grantor, or as to which such Grantor may have any right or power.

     3. AGENT'S AND LENDERS' RIGHTS; LIMITATIONS ON AGENT'S AND LENDERS' OBLIGATIONS. (a) It is expressly agreed by each Grantor that, anything herein to the contrary notwithstanding, such Grantor shall remain liable under any and all Contracts and Licenses to which it is a party to observe and perform all the conditions and obligations to be observed and performed by it thereunder. Neither Agent nor any Lender shall have any obligation or liability under any such Contract or License by reason of or arising out of this Security Agreement or the granting herein of a Lien thereon or the receipt by Agent or any Lender of any payment relating to any such Contract or License pursuant hereto. Neither Agent nor any Lender shall be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or pursuant to any such Contract or License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it


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or the sufficiency of any performance by any party under any such Contract or
License, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

          (b) Agent may, at any time after an Event of Default shall have occurred and be continuing, without prior notice to any Grantor, notify Account Debtors obligated under Accounts of any Grantor and other Persons obligated on Collateral that Agent has a Lien thereon and that payments thereunder shall be made directly to Agent, for the benefit of Agent and Lenders, while such Event of Default is continuing. Furthermore, if Agent determines that Account Debtor's contra accounts or set off rights may cause Borrowing Availability to be less than zero, Agent may notify Account Debtors that Agent has a Lien thereon, and that payments shall be made directly to Agent, for the benefit of Agent and Lenders. Upon the request of Agent after an Event of Default has occurred and is continuing, each Grantor shall so notify any such Account Debtor or other Persons obligated on the Collateral, and once any such notice has been given by any Grantor, no Grantor shall give any contrary instructions to such Account Debtor or other Person without Agent's prior written consent.

          (c) Agent may, at any time, in Agent's own name, in the name of a nominee of Agent, in the name of any Grantor or in the name of a nominee of any Grantor, communicate (by mail, telephone, facsimile or otherwise) with Account Debtors obligated under Accounts of such Grantor and other Persons obligated on Collateral to verify with such Persons, to Agent's satisfaction, the existence, amount and terms of, and any other matter relating to, any such Accounts or other Collateral. If a Default or Event of Default shall have occurred and be continuing, each Grantor, at its own expense, shall cause the independent certified public accountants then engaged by such Grantor to prepare and deliver to Agent and each Lender at any time and from time to time promptly upon Agent's request the following reports with respect to each Grantor: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; and (iv) a test verification of such Accounts as Agent may request. Each Grantor, at its own expense, shall deliver to Agent upon request the results of each physical verification, if any, which such Grantor may in its discretion have made, or caused any other Person to have made on its behalf, of all or any portion of its Inventory.

          (d) If, notwithstanding the giving of any notice hereunder directing that payments be made directly to Agent, any Account Debtor of such Grantor or any other Person obligated on Collateral shall make payments to such Grantor, such Grantor shall hold all such payments it receives in trust for Agent, for the benefit of Agent and Lenders, without commingling the same with other funds or property of, or held by, such Grantor and shall deliver the same to Agent in the manner set forth in Annex C to the Credit Agreement, in the identical form received, together with any necessary endorsements.

          (e) Agent may, at any time after an Event of Default shall have occurred and be continuing, without prior notice to any Grantor and without demand or other process, and without payment of any rent or any other charge,
(i) enter the premises of any Grantor and, without breach of the peace, until Agent completes the enforcement of its rights in the Collateral, take possession of such premises or place custodians in exclusive control thereof, remain on such premises and use the same and any Grantor's Equipment for the purpose of collecting any of the Collateral and (ii) exercise any and all of its rights under any and all of the Collateral Documents.


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     4. REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants that:

          (a) Rights in the Collateral. Such Grantor has rights in and the power to transfer each item of the Collateral upon which it purports to grant a Lien hereunder and such Collateral is free and clear of any and all Liens other than Permitted Encumbrances.

          (b) Filings. No effective security agreement, financing statement, equivalent security or Lien instrument, continuation statement, or financing statement amendment or assignment covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed
(i) by any Grantor in favor of Agent pursuant to this Security Agreement or the other Loan Documents, or (ii) in connection with any other Permitted Encumbrance.

          (c) Liens. This Security Agreement is effective to create or maintain, as the case may be a valid and continuing Lien upon the Collateral. Upon filing of appropriate financing statements in the jurisdictions listed in SCHEDULE I hereto, Agent, for the benefit of Agent and Lenders, shall have a perfected Lien on the Collateral with respect to which a Lien may be perfected by filing pursuant to the Code, which Lien (i) shall be prior to all other Liens, except Permitted Encumbrances that would be prior to Liens in favor of Agent, for the benefit of Agent and Lenders, as a matter of law, and (ii) is enforceable as such as against any and all creditors of, and purchasers from, such Grantor (other than purchasers and lessees of Inventory in the ordinary course of business). All action by such Grantor necessary or desirable to protect and perfect such Lien on each item of the Collateral has been duly taken.

          (d) Instruments, Letter-of-Credit Rights and Chattel Paper. SCHEDULE II hereto lists all Instruments, Letter-of-Credit Rights and Chattel Paper of each Grantor. All action by such Grantor necessary or desirable to protect and perfect the Lien in favor of Agent on each item of Collateral set forth in
SCHEDULE II (including the delivery of all originals thereof to Agent and the legending of all such Chattel Paper as required by SECTION 5(B) hereof) has been duly taken. The Lien in favor of Agent, for the benefit of Agent and Lenders, on the Collateral listed in SCHEDULE II hereto is prior to all other Liens, except Permitted Encumbrances that would be prior to the Liens in favor of Agent as a matter of law, and is enforceable as such against any and all creditors of and purchasers from such Grantor. Such Grantor shall, upon obtaining ownership of any additional Instruments (other than checks received in the ordinary course of business), letters of credit or Chattel Paper, promptly (and in any event within five Business Days) deliver to Agent, for the benefit of Agent and Lenders, all such additional Instruments or Chattel Paper duly endorsed and all letters of credit.

          (e) Grantor Information; Locations of Collateral and Records. Each Grantor's name as it appears in official filings in its jurisdiction of organization, the type of entity of such Grantor (including corporation, partnership, limited partnership or limited liability company), organizational identification number issued by each Grantor's jurisdiction of organization or a statement that no such number has been issued, each Grantor's jurisdiction of organization, the


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location of each Grantor's chief executive office, principal place of business, corporate or other offices, all warehouses and premises where any item of tangible Collateral is stored or located, and the locations of its books and records concerning the Collateral are set forth in SCHEDULE III hereto. Each Grantor has only one jurisdiction of organization.

          (f) Accounts. With respect to any Account of such Grantor, except as specifically disclosed in the most recent Collateral Report delivered to Agent and as of the date of such Collateral Report: (i) such Account represents a bona fide sale of Inventory or rendering of services to the applicable Account Debtor in the ordinary course of such Grantor's business and is not evidenced by a judgment, Instrument or Chattel Paper; (ii) there are no setoffs, claims or disputes existing or asserted with respect thereto and such Grantor has made no agreement with the applicable Account Debtor for any extension of time for the payment thereof, any compromise or settlement for less than the full amount thereof, any release of such Account Debtor from liability therefor, or any deduction therefrom except a discount or allowance allowed by such Grantor in the ordinary course of its business for prompt payment and disclosed to Agent;
(iii) to such Grantor's knowledge, there are no facts, events or occurrences that in any way impair the validity or enforceability thereof or could reasonably be expected to reduce the amount payable thereunder as shown on such Grantor's books and records and any invoices, statements and Collateral Reports delivered to Agent and Lenders with respect thereto; (iv) such Grantor has received no notice of proceedings or actions that are threatened or pending against the applicable Account Debtor that might result in any material adverse change in such Account Debtor's financial condition; and (v) such Grantor has no knowledge that the applicable Account Debtor is unable generally to pay its debts as they become due. In addition, with respect to any Account of any
Grantor: (A) the amounts reflected on all records, invoices, statements and Collateral Reports that may be delivered to Agent with respect thereto are actually and absolutely owing to such Grantor as indicated thereon and are not, unless otherwise indicated in a Collateral Report, in any way contingent; (B) no payments have been or shall be made thereon except payments made in accordance with the requirements of ANNEX C to the Credit Agreement; and (C) to such Grantor's knowledge, the applicable Account Debtor has the capacity to contract.

          (g) Inventory. With respect to any Inventory of such Grantor scheduled or listed in the most recent Collateral Report delivered to Agent pursuant to the terms of this Security Agreement or the Credit Agreement, (i) such Inventory is located at one of such Grantor's locations set forth in SCHEDULE III-A -
SCHEDULE III -L hereto, as applicable, (ii) such Inventory is not now stored, nor shall at any time or times hereafter be stored, at any other location without Agent's prior written consent, and if Agent provides such consent, each applicable Grantor will concurrently therewith obtain, to the extent required by the Credit Agreement, bailee, landlord or mortgagee agreements, as applicable,
(iii) such Grantor has good and merchantable title to such Inventory and such Inventory is not subject to any Lien or document whatsoever except for the Lien granted to Agent hereunder, for the benefit of Agent and Lenders, and except for Permitted Encumbrances, (iv) such Inventory is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties that would require any consent of any third party upon sale or disposition of such Inventory or the payment of any monies to any third party upon such sale or other disposition, and (v) the completion of manufacture, sale or other disposition of such Inventory by Agent following an Event of Default shall not require the consent of any Person and shall not constitute a breach or default under any Contract or agreement to which such Grantor is a party or to which such Inventory is subject.


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          (h) Intellectual Property Collateral. Such Grantor has no ownership interest in, or title to, any Intellectual Property except as set forth in
SCHEDULE IV hereto ("Intellectual Property Collateral"). This Security Agreement is effective to create a valid and continuing Lien upon the Intellectual Property Collateral of each Grantor. Upon the filing of the Intellectual Property Security Agreement with each of the United States Copyright Office and the United States Patent and Trademark Office, and the filing of appropriate financing statements in the jurisdictions listed in SCHEDULE I hereto: (i) Agent shall have perfected Liens upon each Grantor's Intellectual Property Collateral;
(ii) such perfected Liens shall be enforceable as such as against any and all creditors of and purchasers from such Grantor; and (iii) all action necessary or desirable to protect and perfect Agent's Lien on such Grantor's Intellectual Property Collateral shall have been duly taken.

          (i) Survival. The representations and warranties set forth in this
SECTION 4 shall survive the execution and delivery of this Security Agreement, except those that are specifically limited to the date hereof.

     5. COVENANTS. Each Grantor covenants and agrees with Agent, for the benefit of Agent and Lenders, that from and after the date of this Security Agreement and until the Termination Date:

          (a) Further Assurances; Pledge of Instruments; Chattel Paper.

               (i) At any time and from time to time, upon the written request of Agent and at the sole expense of such Grantors, such Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as Agent may deem desirable to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including (A) using its commercially reasonable efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of Agent of any License or Contract held by such Grantor and to enforce the Liens granted hereunder and
                    (B) filing any financing or continuation statements under the Code with respect to the Liens granted hereunder or under any other Loan Document as to those jurisdictions relevant (in Agent's sole judgment) to the attachment or perfection of Agent's Lien on the Collateral that are not Uniform Commercial Code jurisdictions.

               (ii) Unless Agent shall otherwise consent in writing (which consent may be revoked by Agent at any time in its sole discretion upon prior written notice), each Grantor shall deliver to Agent all Collateral consisting of negotiable Documents, certificated securities, Chattel Paper and Instruments (in each case, accompanied by stock powers, allonges or other instruments of transfer executed in blank) promptly after such Grantor receives the same.


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               (iii) Each Grantor shall, in accordance with the terms of the
                    Credit Agreement, obtain or use its commercially reasonable efforts to obtain waivers or subordinations of Liens from landlords and mortgagees, and such Grantor shall in all instances obtain signed acknowledgements of Agent's Liens from bailees having possession of such Grantor's Goods that such bailees hold for the benefit of Agent.

               (iv) If required by the terms of the Credit Agreement and not waived by Agent in writing (which waiver may be revoked by Agent at any time in its sole discretion), each Grantor shall obtain authenticated Control Letters from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for such Grantor.

               (v) In accordance with ANNEX C to the Credit Agreement, each Grantor shall obtain a blocked account, lockbox or similar agreement with each bank or financial institution at which such Grantor has established a Deposit Account.

               (vi) If any Grantor is or becomes the beneficiary of a letter of credit, then such Grantor shall promptly, and in any event within five Business Days after becoming such a beneficiary, notify Agent thereof and enter into a tri-party agreement with Agent and the issuer or confirmation bank within a reasonable time period after such Grantor provides such notice with respect all to Letter-of-Credit Rights in connection with such letter of credit assigning such Letter-of-Credit Rights to Agent and directing all payments thereunder to the Collection Account or another bank account designated by Agent, which tri-party agreement shall be in form and substance reasonably satisfactory to Agent.

               (vii) Each Grantor shall take all commercially reasonable steps necessary to grant Agent control of all electronic chattel paper in accordance with the Code and all "transferable records" as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act.

               (viii) Each Grantor hereby irrevocably authorizes Agent at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statement and any amendment thereto that (A) describes the Collateral (I) as all assets of such Grantor or words of similar effect, regardless of whether any particular asset included in the Collateral falls within the scope of Article 9 of the Code in such jurisdiction, or (II) as being of an equal or lesser scope or with greater detail, and (B)


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                    contains any other information required by part 5 of Article
                    9 of the Code for the sufficiency or filing office acceptance of any financing statement or amendment, including (I) whether such Grantor is an organization, the type of organization of such Grantor and any organization identification number issued to such Grantor, and (II) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Each Grantor agrees to furnish any such information to Agent promptly upon Agent's request therefor. Each Grantor also ratifies its authorization for Agent to have filed in any Uniform Commercial Code jurisdiction any initial statement or amendment thereto if filed prior to the date hereof.

               (ix) Each Grantor shall promptly, and in any event within five
                    Business Days after the same is acquired by it, notify Agent of any commercial tort claim (as defined in the Code) acquired by it and unless otherwise consented to by Agent in its permitted discretion, such Grantor shall enter into a supplement to this Security Agreement, granting to Agent a Lien in such commercial tort claim.

          (b) Maintenance of Books and Records. Such Grantor shall keep and maintain, at its own cost and expense, satisfactory and complete records of each item of Collateral to which it purports to grant a Lien hereunder, including a record of any and all payments received and any and all credits granted with respect to each such item of Collateral and all other dealings with respect to each such item of Collateral. Such Grantor shall mark its books and records pertaining to each such item of Collateral to evidence this Security Agreement and the Liens granted hereby. If any Grantor retains possession of any Chattel Paper or Instruments with Agent's consent, such Chattel Paper or Instruments shall be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of General Electric Capital Corporation, as Agent, for the benefit of Agent and certain Lenders."

          (c) Covenants Regarding Intellectual Property.

               (i) Such Grantor shall notify Agent promptly if it knows or has reason to know (A) that any application or registration relating to any of its Licenses, Patents, Trademarks or Copyrights may become abandoned or dedicated, or (B) of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding such Grantor's ownership of any such License, Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.


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               (ii) In the event that such Grantor, either directly or through any agent, employee, licensee or designee on behalf of it, files an application for the registration of any Patent, Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency, such Grantor shall give Agent written notice within five Business Days following such filing, and, upon request of Agent, such Grantor shall execute and deliver any and all security documents as Agent may request, including the Intellectual Property Security Agreement, to evidence Agent's Lien on such Patent, Trademark or Copyright, and the General Intangibles of such Grantor relating thereto or represented thereby.

               (iii) Such Grantor shall take all actions deemed necessary by such Grantor or requested by Agent to maintain and pursue each application, to obtain the relevant registration and to maintain its registration of each of the Patents, Trademarks and Copyrights (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings, unless such Grantor shall determine that such Patent, Trademark or Copyright is not material to the conduct of its business.

               (iv) In the event that any Grantor's Intellectual Property is infringed upon, or misappropriated or diluted by a third party, such Grantor shall comply with SECTION 5(A)(IX) of this Security Agreement. Such Grantor shall, unless such Grantor shall reasonably determine that such Intellectual Property is not material to the conduct of its business or operations, promptly sue for infringement, misappropriation or dilution, and seek recovery of any and all damages resulting from, such infringement, misappropriation or dilution, and shall take such other actions as Agent shall deem appropriate under the circumstances to protect such Intellectual Property.

          (d) Indemnification. In any suit, proceeding or action brought by Agent or any Lender relating to any Collateral for any sum owing with respect thereto or to enforce any rights or claims with respect thereto, each Grantor shall save, indemnify and hold Agent and Lenders harmless from and against all expense (including reasonable attorneys' fees and expenses), loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of any Person obligated on the Collateral, arising out of a breach by such Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors by such Grantor, except in the case of Agent or any Lender, to the extent such expense, loss, or damage is attributable solely to the gross negligence or willful misconduct of Agent or any Lender as determined by a court of competent jurisdiction. All such obligations of such Grantor shall be and remain enforceable against and only against such Grantor and shall not be enforceable against Agent or any Lender.


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          (e) Compliance with Terms of Accounts and Agreements. In all material respects, such Grantor shall perform and comply with all obligations in respect of the Collateral and all other agreements to which it is a party or by which it is bound relating to the Collateral.

          (f) Limitation on Liens on Collateral. Such Grantor shall not create, incur, assume or permit to exist, and such Grantor shall defend the Collateral against, and take such other action as is necessary to remove, any Lien upon the Collateral except Permitted Encumbrances, and shall defend the right, title and interest of Agent and Lenders in and to such Grantor's rights under the Collateral against the claims and demands of all Persons.

          (g) Limitations on Disposition. Such Grantor shall not sell, lease, license, transfer or otherwise dispose of any of the Collateral, or attempt or contract to do so, except as permitted by the Credit Agreement.

          (h) Further Identification of Collateral. Such Grantor shall, if so requested by Agent, furnish to Agent, as often as Agent requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Agent may reasonably request, all in such detail as Agent may specify.

          (i) Notices. Such Grantor shall advise Agent promptly, in reasonable detail, (i) of any Lien (other than Permitted Encumbrances) or claim made or asserted against any of the Collateral, and (ii) of the occurrence of any other event that would have a Material Adverse Effect on the aggregate value of the Collateral or on the Liens created hereunder or under any other Loan Document.

          (j) Good Standing Certificates. At Agent's request, which shall not be more than once during each calendar quarter in the absence of a Default or Event of Default, each Borrower and Subsidiary Guarantor shall, unless Agent shall otherwise consent, provide to Agent a certificate of good standing from its jurisdiction of organization.

          (k) No Reorganization. Without limiting the prohibitions on mergers involving Grantors contained in the Credit Agreement, no Grantor shall reincorporate or reorganize itself under the laws of any jurisdiction other than the jurisdiction in which it is organized as of the Closing Date without the prior written consent of Agent.

          (l) Terminations; Amendments Not Authorized. Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of Agent and agrees that it will not do so without the prior written consent of Agent, subject to such Grantor's rights under Section 9-509(d)(2) of the Code.

          (m) Authorized Terminations. Agent will promptly deliver to each Grantor for filing or authorize each Grantor to prepare and file termination statements and releases in accordance with Section 11.2(e) of the Credit Agreement.

     6. AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT. On the Closing Date each Grantor shall execute and deliver to Agent a power of attorney (the "Power of Attorney") substantially in the form attached hereto as EXHIBIT A. The power of attorney granted pursuant to each Power of Attorney is a power coupled with an interest and shall be irrevocable until the Termination Date. The powers conferred on Agent, for the benefit of Agent and Lenders, under each Power of Attorney are solely to protect Agent's Liens upon and interests in the Collateral (for the benefit of Agent and Lenders) and shall not impose any duty upon Agent or any Lender to exercise any such powers. Agent agrees that (a) except for the powers granted in CLAUSE (I) the Power of Attorney, it shall not exercise any power or authority granted under the Power of Attorney unless an Event of Default has occurred and is continuing, and (b) Agent shall account for any moneys received by Agent in respect of any foreclosure on or disposition of any of the Collateral pursuant to any Power of Attorney; provided, that, except as set forth in SECTION 9, neither Agent nor any Lender shall have any duty as to any Collateral, and Agent and Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers. NONE OF AGENT, LENDERS OR THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL BE RESPONSIBLE TO ANY GRANTOR FOR ANY ACT OR FAILURE TO ACT UNDER ANY POWER OF ATTORNEY OR OTHERWISE, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION, NOR FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

     7. REMEDIES; RIGHTS UPON DEFAULT.

          (a) If any Event of Default shall have occurred and be continuing:

               (i) In addition to all other rights and remedies granted to it under this Security Agreement, the Credit Agreement, the other Loan Documents and under any other instrument or agreement securing, evidencing or relating to any of the Obligations, Agent may exercise all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, each Grantor expressly agrees that in any such event Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified in CLAUSE (II) below of the time and place of any public or private sale) to or upon such Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code and other applicable law), may immediately enter upon the premises of such Grantor where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving such Grantor or any other Person notice and an opportunity for a hearing on Agent's claim or action and may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may sell, lease, license, assign, give an option or options to purchase, sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, or at any exchange, at such prices as it may deem appropriate, for cash or on credit or for future delivery without assumption of any credit risk. Agent or any Lender shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase, for the benefit of Agent and Lenders, the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption each Grantor hereby releases. Such sales may be adjourned or continued from time to time with or without notice. Agent shall have the right to conduct such sales on any Grantor's premises or elsewhere and shall have the right to use any Grantor's premises without charge for such sales at such time or times as Agent deems necessary or advisable.

               (ii) Each Grantor further agrees, at Agent's request, to assemble the Collateral and make it available to Agent at a place or places designated by Agent reasonably convenient to Agent and such Grantor, whether at such Grantor's premises or elsewhere. Until Agent is able to effect a sale, lease, or other disposition of Collateral, Agent shall have the right to hold or use the Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by Agent other than as set forth in
                    SECTION 9 hereof or as otherwise set forth in the Loan Documents. Agent shall have no obligation to any Grantor to maintain or preserve the rights of such Grantor as against third parties with respect to Collateral while Collateral is in the possession of Agent. Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of Agent's remedies (for the benefit of Agent and Lenders), without prior notice or hearing as to such appointment. Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the Obligations as provided in the Credit Agreement, and only after so paying over such net proceeds, and after the payment by Agent of any other amount required by any provision of law, need Agent account for the surplus, if any, to any Grantor. Each Grantor waives, to the maximum extent permitted by applicable law, all claims, damages, and demands against Agent or any Lender arising out of the repossession, retention or sale of the Collateral except such as arise solely out of the gross negligence or willful misconduct of Agent or such Lender as determined by a court of competent jurisdiction. Each Grantor agrees that ten days' prior notice by Agent of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Grantors shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Obligations, including any reasonable attorneys' fees or other expenses incurred by Agent or any Lender to collect such deficiency.

          (b) Except as otherwise specifically provided herein, each Grantor hereby waives (to the maximum extent permitted by applicable law) presentment, demand, protest or any notice of any kind in connection with this Security Agreement or any Collateral.

          (c) To the extent that applicable law imposes duties on Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is not commercially unreasonable for Agent (i) to fail to incur expenses reasonably deemed significant by Agent to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (iv) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as such Grantor, for expressions of interest in acquiring all or any portion of such Collateral,
(vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets,
(ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment,
(xi) to purchase insurance or credit enhancements to insure Agent against risks of loss, collection or disposition of Collateral or to provide to Agent a guaranteed return from the collection or disposition of Collateral, or (xii) to the extent deemed appropriate by Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Agent in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this SECTION 7(C) is to provide non-exhaustive indications of what actions or omissions by Agent would not be commercially unreasonable in Agent's exercise of remedies against the Collateral and that other actions or omissions by Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this SECTION 7(C). Without limiting the generality of the foregoing, nothing contained in this SECTION 7(C) shall be construed to grant any rights to any Grantor or to impose any duties on Agent that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this SECTION 7(C).

          (d) Neither Agent nor any Lender shall be required to make any demand upon, or pursue or exhaust any of its respective rights or remedies against, any Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Obligations or to pursue or exhaust any of its respective rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof. Neither Agent nor any Lender shall be required to marshal the Collateral or any guarantee of the Obligations or to resort to the Collateral or any such guarantee in any particular order, and all of its respective rights hereunder or under any other Loan Document shall be cumulative. To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against Agent or any Lender, any valuation, stay, appraisement, extension, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing that, but for this provision, might be applicable to the sale of any Collateral made pursuant to the judgment, order or decree of any court, or privately pursuant to the power of sale conferred by this Security Agreement, or otherwise.

     8. GRANT OF LICENSE TO USE INTELLECTUAL PROPERTY COLLATERAL. Solely for the purpose of enabling Agent to exercise its rights and remedies under SECTION 7 hereof (including, without limiting the terms of SECTION 7 hereof, in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of Collateral) at such time or times as Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to Agent, for the benefit of Agent and Lenders, to the fullest extent not in violation of licenses that are permitted by the terms of the Loan Documents to be granted by such Grantor to third parties or obtained by such Grantor in the ordinary course of business, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

     9. LIMITATION ON AGENT'S AND LENDERS' DUTIES IN RESPECT OF COLLATERAL. Each of Agent and each Lender shall use reasonable care with respect to the Collateral in its possession or under its control. Neither Agent nor any Lender shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Agent or such Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

     10. REINSTATEMENT. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors, or should a receiver or trustee be appointed for all or any significant part of any Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

     11. NOTICES. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other party any communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Credit Agreement.

     12. AMENDMENT AND RESTATEMENT; REAFFIRMATION.

          (a) Effective as of the date of this Security Agreement (the "Restatement Date"), the Original Security Agreement is hereby amended, restated and superseded in its entirety. The parties hereto acknowledge and agree that
(i) this Security Agreement executed and delivered in connection with the Credit Agreement and the other Loan Documents does not constitute a novation, payment or termination of the "Obligations" (as defined in the Original Security Agreement) under the Original Security Agreement as in effect prior to the Restatement Date; (ii) such "Obligations" are in all respects continuing with only the terms thereof being modified as provided in the Credit Agreement; (iii) the grant of security interest in and lien on the Collateral as granted under the Original Security Agreement securing payment of such "Obligations" is in all respects continuing and in full force and the Collateral secures the payment of the Obligations (as defined in this Agreement) and such grant is hereby fully ratified and affirmed; and (iv) upon the effectiveness of this Security Agreement, all "Obligations" referred to in the Original Security Agreement immediately before the effectiveness of this Agreement will be part of the Obligations (as defined in this Agreement) on the terms and conditions set forth in this Agreement. Without limitation of the foregoing, each Grantor hereby fully and unconditionally ratifies and affirms the Original Security Agreement and agrees that all the Collateral granted thereunder shall from and after the date hereof secure all the Obligations (as defined in this Agreement).

          (b) Notwithstanding the modifications effected by this Security Agreement of the representations, warranties and covenants of any Grantor contained in the Original Security Agreement, each Grantor acknowledges and agrees that any causes of action or other rights created in favor of Agent and Lenders and their respective successors arising out of the representations and warranties of such Grantor contained in or delivered in connection with the Original Security Agreement or any other Loan Document executed in connection therewith shall survive the execution and delivery of this Security Agreement.

          (c) All indemnification obligations of the Grantors arising under the Original Security Agreement (including any arising from a breach of the representations thereunder) shall survive the amendment and restatement of the Original Security Agreement.

     13. SEVERABILITY. Whenever possible, each provision of this Security Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement. This Security Agreement is to be read, construed and applied together with the

Credit Agreement and the other Loan Documents which, taken together, set forth the complete understanding and agreement of Agent, Lenders and Grantors with respect to the matters referred to herein and therein.

     14. NO WAIVER; CUMULATIVE REMEDIES. Neither Agent nor any Lender shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing and signed by Agent, and then only to the extent therein set forth. A waiver by Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that Agent would otherwise have on any future occasion. No failure by Agent or any Lender to exercise, nor any delay in exercising, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided hereunder are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Agent and each Grantor.

     15. LIMITATION BY LAW. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they do not render this Security Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

     16. TERMINATION OF THIS SECURITY AGREEMENT. Subject to SECTION 10 hereof, this Security Agreement shall terminate upon the Termination Date.

     17. SUCCESSORS AND ASSIGNS. This Security Agreement and all obligations of Grantors hereunder shall be binding upon the successors and assigns of each Grantor (including any debtor-in-possession on behalf of such Grantor) and shall, together with the rights and remedies of Agent, for the benefit of Agent and Lenders, hereunder, inure to the benefit of Agent and Lenders, all future holders of any Instrument evidencing any of the Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or Instrument evidencing any of the Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to Agent, for the benefit of Agent and Lenders, hereunder. No Grantor may assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Security Agreement.

     18. COUNTERPARTS. This Security Agreement may be authenticated in any number of separate counterparts, each of which shall collectively and separately constitute one and the same agreement. This Security Agreement may be authenticated by manual signature, facsimile or, if approved in writing by Agent, electronic means, all of which shall be equally valid.

     19. GOVERNING LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS SECURITY AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA (WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICT OF LAWS), AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH GRANTOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN LOS ANGELES COUNTY, CITY OF LOS ANGELES, STATE OF CALIFORNIA, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES AMONG GRANTORS, AGENT AND LENDERS PERTAINING TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT AGENT, LENDERS AND GRANTORS ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF LOS ANGELES COUNTY; PROVIDED, FURTHER, THAT NOTHING IN THIS SECURITY AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT. EACH GRANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH GRANTOR HEREBY WAIVES ANY OBJECTION THAT IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH GRANTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH GRANTOR AT THE ADDRESS SET FORTH ON ANNEX I TO THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH GRANTOR'S ACTUAL RECEIPT THEREOF OR THREE DAYS AFTER DEPOSIT IN THE UNITED STATES MAIL, PROPER POSTAGE PREPAID.

     20. WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES HERETO WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES HERETO DESIRE THAT DISPUTES ARISING HEREUNDER OR RELATED HERETO BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE, AMONG AGENT,

LENDERS AND GRANTORS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.

     21. SECTION TITLES. The Section titles contained in this Security Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

     22. NO STRICT CONSTRUCTION. The parties hereto have participated jointly in the negotiation and drafting of this Security Agreement. In the event an ambiguity or question of intent or interpretation arises, this Security Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Security Agreement.

     23. ADVICE OF COUNSEL. Each of the parties hereto represents to each other party hereto that it has discussed this Security Agreement (and, specifically, the provisions of SECTIONS 18 and 19) with its counsel.

     24. BENEFIT OF LENDERS. All Liens granted or contemplated hereby shall be for the benefit of Agent, individually, and Lenders, and all proceeds or payments realized from Collateral in accordance herewith shall be applied to the Obligations in accordance with the terms of the Credit Agreement.

     25. INCONSISTENCIES. To the extent of any inconsistencies between this Security Agreement and the Pledge Agreement, the provisions of the Pledge Agreement shall control as to all matters with respect to the Pledged Collateral (as defined therein).

               [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

          IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

"GRANTORS"

DYNAMIC DETAILS, INCORPORATED           DYNAMIC DETAILS, INCORPORATED, VIRGINIA


By: /S/ SALLY L. GOFF                   By: /S/ SALLY L. GOFF
    ---------------------------------       ------------------------------------
Name: Sally L. Goff                     Name: Sally L. Goff
Title: Vice President & Chief           Title: Vice President & Chief Financial
       Financial Officer                       Officer


DYNAMIC DETAILS INCORPORATED, SILICON   LAMINATE TECHNOLOGY CORP.
VALLEY

                                        By: /S/ SALLY L. GOFF
By: /S/ SALLY L. GOFF                       ------------------------------------
    ---------------------------------   Name: Sally L. Goff
Name: Sally L. Goff                     Title: Vice President & Chief Financial
Title: Vice President & Chief                  Officer
       Financial Officer


DYNAMIC DETAILS TEXAS, LLC              DDi SALES CORP.


By: /S/ SALLY L. GOFF                   By: /S/ SALLY L. GOFF
    ---------------------------------       ------------------------------------
Name: Sally L. Goff                     Name: Sally L. Goff
Title: Vice President & Chief           Title: Vice President & Chief Financial
       Financial Officer                       Officer


DDi-TEXAS INTERMEDIATE PARTNERS II,     DDi-TEXAS INTERMEDIATE HOLDINGS II,
L.L.C.                                  L.L.C.


By: /S/ SALLY L. GOFF                   By: /S/ SALLY L. GOFF
    ---------------------------------       ------------------------------------
Name: Sally L. Goff                     Name: Sally L. Goff
Title: Vice President & Chief           Title: Vice President & Chief Financial
       Financial Officer                       Officer


DYNAMIC DETAILS INCORPORATED,           DYNAMIC DETAILS, L.P.
COLORADO SPRINGS
                                        By: DDi-TEXAS INTERMEDIATE PARTNERS II,
                                            L.L.C., its General Partner
By: /S/ SALLY L. GOFF
    ---------------------------------
Name: Sally L. Goff                     By: /S/ SALLY L. GOFF
Title: Vice President & Chief               ------------------------------------
       Financial Officer                Name: Sally L. Goff
                                        Title: Vice President & Chief Financial
                                               Officer

DDi CORP.                               DDi CAPITAL CORP.


By: /S/ SALLY L. GOFF                   By: /S/ SALLY L. GOFF
    ---------------------------------       ------------------------------------
Name: Sally L. Goff                     Name: Sally L. Goff
Title: Vice President & Chief           Title: Vice President & Chief Financial
       Financial Officer                       Officer


DDi INTERMEDIATE HOLDINGS CORP.


By: /S/ SALLY L. GOFF
    ---------------------------------
Name: Sally L. Goff
Title: Vice President & Chief
       Financial Officer


SOVEREIGN CIRCUITS, INC.                SOVEREIGN FLEX PRODUCTS LLC

                                        By: SOVEREIGN CIRCUITS, INC.
By: /S/ SALLY L. GOFF                   Its Sole Member
    ---------------------------------
Name: Sally L. Goff
Title: Vice President & Chief           By: /S/ SALLY L. GOFF
       Financial Officer                    ------------------------------------
                                        Name: Sally L. Goff
                                        Title: Vice President & Chief Financial
                                               Officer

"AGENT"

GENERAL ELECTRIC CAPITAL CORPORATION


By: /S/ PHILIP CARFORA
    ---------------------------------
    Philip Carfora
    Duly Authorized Signatory

                                   SCHEDULE I
                                       to
                               SECURITY AGREEMENT

                              FILING JURISDICTIONS

                Name of Entity                   Filing Jurisdictions
                --------------                   --------------------
DYNAMIC DETAILS, INCORPORATED                         CALIFORNIA
DYNAMIC DETAILS, INCORPORATED, VIRGINIA                DELAWARE
DYNAMIC DETAILS INCORPORATED, SILICON VALLEY           DELAWARE
DYNAMIC DETAILS INCORPORATED, COLORADO SPRINGS         COLORADO
DDI SALES CORP.                                        DELAWARE
DYNAMIC DETAILS TEXAS, LLC                             DELAWARE
DDI-TEXAS INTERMEDIATE PARTNERS II, L.L.C.             DELAWARE
DDI-TEXAS INTERMEDIATE HOLDINGS II, L.L.C.             DELAWARE
DYNAMIC DETAILS, L.P.                                  DELAWARE
LAMINATE TECHNOLOGY CORP.                              DELAWARE
SOVEREIGN CIRCUITS, INC.                                 OHIO
SOVEREIGN FLEX PRODUCTS LLC                              OHIO

                                   SCHEDULE II
                                       to
                               SECURITY AGREEMENT

                                   INSTRUMENTS
                                  CHATTEL PAPER
                                       AND
                             LETTER-OF-CREDIT-RIGHTS

Promissory Note in the principal amount of $150,000, dated June 26, 2002, issued by Link World Technologies in favor of Dynamic Details, Incorporated.

Intercompany Note in the principal amount of CAD $12,903,801, dated as of December 29, 2003, issued by DDi Canada Acquisition Corp., to the order of Dynamic Details, Incorporated.

                                 SCHEDULE III-A
                                       to
                               SECURITY AGREEMENT

                SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL AND
          RECORDS CONCERNING DYNAMIC DETAILS, INCORPORATED'S COLLATERAL

I.   Grantor's official name: Dynamic Details, Incorporated

II. Type of entity (e.g., corporation, partnership, business trust, limited partnership, limited liability company): Corporation

III. Organizational identification number issued by Grantor's jurisdiction of organization or a statement that no such number has been issued: C2059971

IV.  Jurisdiction or Organization of Dynamic Details, Incorporated: California

V.   Chief Executive Office and principal place of business of Dynamic Details,
     Incorporated: 1220 Simon Circle, Anaheim, California 92806

VI. Corporate Offices of Dynamic Details, Incorporated: 1220 Simon Circle, Anaheim, California

VII. Warehouses: None

VIII. Other Premises at which Collateral is Stored or Located:

     1230 Simon Circle, Anaheim, California
     1240 Simon Circle, Anaheim, California
     1220 Lance Lane, Anaheim, California
     1240 Lance Lane, Anaheim, California
     1260 Lance Lane, Anaheim, California
     3021 E. Coronado, Anaheim, California
     1211 Simon Circle, Anaheim, California
     1221 Simon Circle, Anaheim, California
     1231 Simon Circle, Anaheim, California
     1241 Simon Circle, Anaheim California
     1251 Simon Circle, Anaheim, California

IX. Locations of Records Concerning Collateral: 1220 Simon Circle, Anaheim, California

                                 SCHEDULE III-B
                                       to
                               SECURITY AGREEMENT

            SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL AND RECORDS CONCERNING DYNAMIC DETAILS, INCORPORATED, VIRGINIA'S COLLATERAL

I.   Grantor's official name: Dynamic Details, Incorporated, Virginia

II. Type of entity (e.g., corporation, partnership, business trust, limited partnership, limited liability company): Corporation

III. Organizational identification number issued by Grantor's jurisdiction of organization or a statement that no such number has been issued: 3235133

IV.  Jurisdiction or Organization of Dynamic Details, Incorporated, Virginia:
     Delaware

V. Chief Executive Office and principal place of business of Dynamic Details, Incorporated, Virginia: 1220 Simon Circle, Anaheim, California 92806

VI.  Corporate Offices of Dynamic Details, Incorporated, Virginia:

     1200 Severn Way, Sterling, Virginia 20166

VII. Warehouses: None

VIII. Other Premises at which Collateral is Stored or Located:

     1200 Severn Way, Sterling, Virginia

IX.  Locations of Records Concerning Collateral:

     1200 Severn Way, Sterling, Virginia

                                 SCHEDULE III-C
                                       to
                               SECURITY AGREEMENT

            SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL AND RECORDS CONCERNING DYNAMIC DETAILS INCORPORATED, SILICON VALLEY'S COLLATERAL

I.   Grantor's official name: Dynamic Details Incorporated, Silicon Valley

II. Type of entity (e.g., corporation, partnership, business trust, limited partnership, limited liability company): Corporation

III. Organizational identification number issued by Grantor's jurisdiction of organization or a statement that no such number has been issued: 2641851

IV.  Jurisdiction or Organization of Dynamic Details Incorporated, Silicon
     Valley: Delaware

V. Chief Executive Office and principal place of business of Dynamic Details Incorporated, Silicon Valley:

     1220 Simon Circle, Anaheim, California 92806

VI.  Corporate Offices of Dynamic Details Incorporated, Silicon Valley:

     1220 Simon Circle, Anaheim, California

VII. Warehouses: None

VIII. Other Premises at which Collateral is Stored or Located:

     1988 Tarob Court, Milpitas, California
     1831 Tarob Court, Milpitas, California

IX.  Locations of Records Concerning Collateral:

     1988 Tarob Court, Milpitas, California
     1831 Tarob Court, Milpitas, California

                                 SCHEDULE III-D
                                       to
                               SECURITY AGREEMENT

                  SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
          AND RECORDS CONCERNING LAMINATE TECHNOLOGY CORP.'S COLLATERAL

I.   Grantor's official name: Laminate Technology Corp.

II. Type of entity (e.g., corporation, partnership, business trust, limited partnership, limited liability company): Corporation

III. Organizational identification number issued by Grantor's jurisdiction of organization or a statement that no such number has been issued: 3378162

IV.  Jurisdiction or Organization of Laminate Technology Corp.: Delaware

V. Chief Executive Office and principal place of business of Laminate Technology Corp.:

     1220 Simon Circle, Anaheim, California 92806

VI.  Corporate Offices of Laminate Technology Corp.:

     1220 Simon Circle, Anaheim, California 92806

VII. Warehouses: None

VIII. Other Premises at which Collateral is Stored or Located:

     1220 Simon Circle, Anaheim, California 92806

IX.  Locations of Records Concerning Collateral:

     1220 Simon Circle, Anaheim, California 92806

                                 SCHEDULE III-E
                                       to
                               SECURITY AGREEMENT

                  SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
               AND RECORDS CONCERNING DDI SALES CORP.'S COLLATERAL

I.   Grantor's official name: DDi Sales Corp.

II. Type of entity (e.g., corporation, partnership, business trust, limited partnership, limited liability company): Corporation

III. Organizational identification number issued by Grantor's jurisdiction of organization or a statement that no such number has been issued: 3314735

IV.  Jurisdiction or Organization of DDi Sales Corp.: Delaware

V.   Chief Executive Office and principal place of business of DDi Sales Corp.:

     1220 Simon Circle, Anaheim, California 92806

VI.  Corporate Offices of DDi Sales Corp.:

     1220 Simon Circle, Anaheim, California 92806

VII. Warehouses: None

VIII. Other Premises at which Collateral is Stored or Located: None

IX.  Locations of Records Concerning Collateral:

     1220 Simon Circle, Anaheim, California 92806

                                 SCHEDULE III-F
                                       to
                               SECURITY AGREEMENT

                  SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
         AND RECORDS CONCERNING DYNAMIC DETAILS TEXAS, LLC'S COLLATERAL

I.   Grantor's official name: Dynamic Details Texas, LLC

II. Type of entity (e.g., corporation, partnership, business trust, limited partnership, limited liability company): Limited Liability Company

III. Organizational identification number issued by Grantor's jurisdiction of organization or a statement that no such number has been issued: 2136648

IV.  Jurisdiction or Organization of Dynamic Details Texas, LLC: Delaware

V. Chief Executive Office and principal place of business of Dynamic Details Texas, LLC:

     1220 Simon Circle, Anaheim, California 92806

VI.  Corporate Offices of Dynamic Details Texas, LLC:

     1220 Simon Circle, Anaheim, California

VII. Warehouses: None

VIII. Other Premises at which Collateral is Stored or Located: None

IX.  Locations of Records Concerning Collateral:

     1220 Simon Circle, Anaheim, California

                                 SCHEDULE III-G
                                       to
                               SECURITY AGREEMENT

            SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL AND RECORDS CONCERNING DDI-TEXAS INTERMEDIATE PARTNERS II, L.L.C.'S COLLATERAL

I.   Grantor's official name: DDi-Texas Intermediate Partners II, L.L.C.

II. Type of entity (e.g., corporation, partnership, business trust, limited partnership, limited liability company): Limited Liability Company

III. Organizational identification number issued by Grantor's jurisdiction of organization or a statement that no such number has been issued: 3324558

IV.  Jurisdiction or Organization of DDi-Texas Intermediate Partners II, L.L.C.:
     Delaware

V. Chief Executive Office and principal place of business of DDi-Texas Intermediate Partners II, L.L.C.:

     1220 Simon Circle, Anaheim, California 92806

VI.  Corporate Offices of DDi-Texas Intermediate Partners II, L.L.C.:

     1220 Simon Circle, Anaheim, California

VII. Warehouses: None

VIII. Other Premises at which Collateral is Stored or Located: None

IX.  Locations of Records Concerning Collateral:

     1220 Simon Circle, Anaheim, California

                                 SCHEDULE III-H
                                       to
                               SECURITY AGREEMENT

            SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL AND RECORDS CONCERNING DDI-TEXAS INTERMEDIATE HOLDINGS II, L.L.C.'S COLLATERAL

I.   Grantor's official name: DDi-Texas Intermediate Holdings II, L.L.C.

II. Type of entity (e.g., corporation, partnership, business trust, limited partnership, limited liability company): Limited Liability Company

III. Organizational identification number issued by Grantor's jurisdiction of organization or a statement that no such number has been issued: 3319555

IV.  Jurisdiction or Organization of DDi-Texas Intermediate Holdings II, L.L.C.:
     Delaware

V. Chief Executive Office and principal place of business of DDi-Texas Intermediate Holdings II, L.L.C.:

     1220 Simon Circle, Anaheim, California 92806

VI.  Corporate Offices of DDi-Texas Intermediate Holdings II, L.L.C.:

     1220 Simon Circle, Anaheim, California

VII. Warehouses: None

VIII. Other Premises at which Collateral is Stored or Located: None

IX.  Locations of Records Concerning Collateral:

     1220 Simon Circle, Anaheim, California

                                 SCHEDULE III-I
                                       to
                               SECURITY AGREEMENT

                  SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
            AND RECORDS CONCERNING DYNAMIC DETAILS, L.P.'S COLLATERAL

I.   Grantor's official name: Dynamic Details, L.P.

II. Type of entity (e.g., corporation, partnership, business trust, limited partnership, limited liability company): Limited Partnership

III. Organizational identification number issued by Grantor's jurisdiction of organization or a statement that no such number has been issued: 3320987

IV.  Jurisdiction or Organization of Dynamic Details, L.P.: Delaware

V.   Chief Executive Office and principal place of business of Dynamic Details,
     L.P.:

     1220 Simon Circle, Anaheim, California 92806

VI.  Corporate Offices of Dynamic Details, L.P.:

     1220 Simon Circle, Anaheim, California

VII. Warehouses: None

VIII. Other Premises at which Collateral is Stored or Located:

     1220 Simon Circle, Anaheim, California 92806

IX.  Locations of Records Concerning Collateral:

     1220 Simon Circle, Anaheim, California

                                 SCHEDULE III-J
                                       to
                               SECURITY AGREEMENT

            SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL AND RECORDS CONCERNING DYNAMIC DETAILS INCORPORATED, COLORADO SPRINGS' COLLATERAL

I.   Grantor's official name: Dynamic Details Incorporated, Colorado Springs

II. Type of entity (e.g., corporation, partnership, business trust, limited partnership, limited liability company): Corporation

III. Organizational identification number issued by Grantor's jurisdiction of organization or a statement that no such number has been issued:
     19911021432

IV.  Jurisdiction or Organization of Dynamic Details Incorporated, Colorado
     Springs: Colorado

V. Chief Executive Office and principal place of business of Dynamic Details Incorporated, Colorado Springs:

     1220 Simon Circle, Anaheim, California 92806

VI.  Corporate Offices of Dynamic Details Incorporated, Colorado Springs.:

     1220 Simon Circle, Anaheim, California 92806

VII. Warehouses: None

VIII. Other Premises at which Collateral is Stored or Located:

     1220 Simon Circle, Anaheim, California 92806

IX.  Locations of Records Concerning Collateral:

     1220 Simon Circle, Anaheim, California 92806

                                 SCHEDULE III-K
                                       to
                               SECURITY AGREEMENT

            SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL AND RECORDS
                       CONCERNING SOVEREIGN CIRCUITS, INC.

I.   Grantor's official name: Sovereign Circuits, Inc.

II. Type of entity (e.g., corporation, partnership, business trust, limited partnership, limited liability company): Corporation

III. Organizational identification number issued by Grantor's jurisdiction of organization or a statement that no such number has been issued: 705967

IV.  Jurisdiction or Organization of Sovereign Circuits, Inc.: Ohio

V. Chief Executive Office and principal place of business of Sovereign Circuits, Inc.:

     12080 DeBartolo Dr., North Jackson, OH 44451

VI.  Corporate Offices of Sovereign Circuits, Inc.

     12080 DeBartolo Dr., North Jackson, OH 44451

VII. Warehouses: None

VIII. Other Premises at which Collateral is Stored or Located:

     None

IX.  Locations of Records Concerning Collateral:

     12080 DeBartolo Dr., North Jackson, OH 44451

                                 SCHEDULE III-L
                                       to
         SECURITY AGREEMENT SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
               AND RECORDS CONCERNING SOVEREIGN FLEX PRODUCTS LLC

I.   Grantor's official name: Sovereign Flex Products LLC

II. Type of entity (e.g., corporation, partnership, business trust, limited partnership, limited liability company): limited liability company

III. Organizational identification number issued by Grantor's jurisdiction of organization or a statement that no such number has been issued: 1617989

IV.  Jurisdiction or Organization of Sovereign Flex Products LLC: Ohio

V. Chief Executive Office and principal place of business of Sovereign Flex Products LLC:

     12480 DeBartolo Dr., North Jackson, OH 44451

VI.  Corporate Offices of Sovereign Flex Products LLC

     12480 DeBartolo Dr., North Jackson, OH 44451

VII. Warehouses: None

VIII. Other Premises at which Collateral is Stored or Located:

     None

IX.  Locations of Records Concerning Collateral:

     12480 DeBartolo Dr., North Jackson, OH 44451

                                   SCHEDULE IV
                                       to
                               SECURITY AGREEMENT

                       PATENTS, TRADEMARKS AND COPYRIGHTS

        Name of Entity                  Patents, Trademarks and Copyrights
        --------------                  ----------------------------------
DYNAMIC DETAILS, INCORPORATED    Service Mark "Dynamic Details" (Reg. No.
                                 2,409,371 - USPTO).

                                 Trademark "Dynamic Details" (Reg. No. 2,517,988
                                 - USPTO).

                                 Trademark "Dynamic Details" (Reg. No. 1219617 -
                                 European Community).

                                 Trademark "DDi" (Reg. No. 2,370,315 - USPTO).

                                 Trademark "DDi" (and Design) (Reg. No. 1219260
                                 - European Community).

                                 Service mark "DDi" (Reg. No. 2,409,942 -
                                 USPTO).

                                 Application for "DDI" in Canada (App. No.
                                 2370315).

                                 Application for "Dynamic Details Canada" in
                                 Canada (App. No. 1119581, 1119582 CDN).

                                    EXHIBIT A

                                POWER OF ATTORNEY

     This Power of Attorney is executed and delivered by ______________________, a _____________________ ("Grantor"), to General Electric Capital Corporation, a Delaware corporation (hereinafter referred to as "Attorney"), as Agent for the benefit of Agent and Lenders, pursuant to that certain Amended and Restated Credit Agreement dated as of March __, 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), and the other Loan Documents (as defined in the Credit Agreement). Unless otherwise defined herein, capitalized terms or matters of construction defined or established in ANNEX A to the Credit Agreement shall be applied herein as defined or established therein. No Person to whom this Power of Attorney is presented, as authority for Attorney to take any action or actions contemplated hereby, shall be required to inquire into or seek confirmation from Grantor as to the authority of Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to Attorney unconditionally the authority to take and perform the actions contemplated herein, and Grantor irrevocably waives any right to commence any suit or action, in law or equity, against any Person that acts in reliance upon or acknowledges the authority granted under this Power of Attorney. The power of attorney granted hereby is coupled with an interest and may not be revoked or cancelled by Grantor without Attorney's written consent.

     Subject to the terms of the Loan Documents, Grantor hereby irrevocably constitutes and appoints Attorney (and all officers, employees or agent designated by Attorney), with full power of substitution, as Grantor's true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Grantor and in the name of Grantor or in its own name, from time to time in Attorney's discretion, to take any and all appropriate action and to execute and deliver any and all documents and Instruments that may be necessary or desirable to accomplish the purposes of the Loan Documents and, without limiting the generality of the foregoing, Grantor hereby grants to Attorney the power and right, on behalf of Grantor, without notice to or assent by Grantor, and at any time, to do the following: (a) change the mailing address of Grantor, open a post office box on behalf of Grantor, open mail for Grantor, and ask, demand, collect, give acquittances and receipts for, take possession of, or endorse and receive payment of, any checks, drafts, notes, acceptances, or other Instruments for the payment of moneys due, and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with any property of Grantor; (b) effect any repairs to any asset of Grantor, or continue or obtain any insurance and pay all or any part of the premiums therefor and costs thereof, and make, settle and adjust all claims under such policies of insurance, and make all determinations and decisions with respect to such policies; (c) pay or discharge any Taxes, Liens or other encumbrances levied or placed on or threatened against Grantor or its property; (d) defend any suit, action or proceeding brought against Grantor if Grantor does not defend such suit, action or proceeding or if Attorney believes that Grantor is not pursuing such defense in a manner that will maximize the recovery to Attorney, and settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as Attorney may deem appropriate; (e) file or prosecute any claim, litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed appropriate by Attorney for the purpose of collecting any and all such moneys due to Grantor whenever payable and to enforce any other right in respect of Grantor's property; (f) sell, transfer, pledge, make any agreement with respect to, or otherwise deal with, any property of Grantor, and execute, in connection with such sale or action, any endorsements, assignments or other instruments of conveyance or transfer in connection therewith; (g) cause the certified public accountants then engaged by Grantor to prepare and deliver to Attorney at any time and from time to time, promptly upon Attorney's request, the following reports: (i) a reconciliation of all of its Accounts,
(ii) an aging of all such Accounts; (iii) trial balances; (iv) test verifications of such Accounts as Attorney may request; and (v) the results of each physical verification of its Inventory; (h) communicate in its own name with any Account Debtors of Grantor, parties to any Contracts of Grantor or other obligors of Grantor in respect of Instruments, Chattel Paper or General Intangibles of Grantor with regard to the assignment of the right, title and interest of such Grantor in, to and under such Accounts, Contracts, Instruments, Chattel Paper, General Intangibles and other matters relating thereto; (i) file such financing statements with respect to the Security Agreement, with or without Grantor's signature, or file a photocopy of the Security Agreement in substitution for a financing statement, as Agent may deem appropriate and to execute in Grantor's name such financing statements and amendments thereto and continuation statements that may require Grantor's signature; (j) execute, in connection with any sale provided for in any Loan Document, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral and to otherwise direct such sale or resale, all as though Attorney were the absolute owner of the property of Grantor for all purposes; and (k) do, at Attorney's option and Grantor's expense, at any time or from time to time, all acts and other things that Attorney reasonably deems necessary to perfect, preserve, or realize upon Grantor's property or assets and Attorney's Liens thereon, all as fully and effectively as Grantor might do. Grantor hereby ratifies, to the extent permitted by law, all that said Attorney shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney is executed by Grantor, and Grantor has caused its seal to be affixed pursuant to the authority of its board of directors this _____________ day of March, 2007.

                                        [GRANTOR]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

    [NOTARIZATION IN APPROPRIATE FORM FOR THE STATE OF EXECUTION IS REQUIRED]

                          ACKNOWLEDGMENT OF INSTRUMENTS

STATE OF    SS.

COUNTY OF

     On _______________ before me, the undersigned notary public in and for said state, personally appeared __________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                       WITNESS my hand and official seal.


Signature                               (Seal)
         ----------------------------